Exhibit 99.2

Bed Bath & Beyond, Inc. Shareholder FAQ – Warrant Dividend Distribution

Supplement #1

How does the Alternate Expiration Price Condition work?

If the Alternate Expiration Price Condition is satisfied, the warrants will expire at 5:00 p.m. New York City time on the Business Day immediately following the Alternate Expiration Price Condition Date (as defined below) or such other date as the Company may elect in accordance with the warrant agreement.

The Alternate Expiration Price Condition will be deemed satisfied if, during any period of twenty (20) out of thirty (30) consecutive trading days, the VWAP of the Company’s common stock equals or exceeds $18.60 (the “Alternate Expiration Trigger Price”) whether or not consecutive (such final day, the “Alternate Expiration Price Condition Date”).

If the Alternate Expiration Price Condition occurs, the Company will make a public announcement to that effect, which will include the corresponding expiration date. Otherwise, as previously disclosed, the warrants will expire at 5:00 pm EST on October 7, 2026.

When does the 20 out of 30-day VWAP measurement period for the Alternate Expiration Price Condition begin?

The 20 out of 30-day VWAP measurement period can begin on the first trading day after the distribution date.  If Company shares are trading above $18.60 on that day and the VWAP meets the threshold, that day counts as the first of the 20 qualifying days within the 30-trading-day window.

If the VWAP Alternate Expiration Price Condition is met, for example, on the 20th qualifying day, when do the warrants expire?

The warrants will expire on the business day immediately following the 20th qualifying trading day within any 30-day period, unless the Company announces an alternate expiration date in accordance with the warrant agreement.

How will I know if the warrants are about to expire?

If the warrants are scheduled to expire, either on the final expiration date or due to early expiration, the Company will issue a public press release announcing the expiration date. This notice will be made available as promptly as practicable and will include the exact date and time by which warrant exercises must be completed.

We encourage shareholders to monitor the Company’s Investor Relations website

(https://investors.beyond.com) for news announcements and updates, as well as our filings with the U.S. Securities and Exchange Commission(“SEC”) at www.sec.gov.

When can I exercise my warrants?

The Company will file a registration statement on Form S-3 registering the shares of common stock issuable upon exercise of the warrants (the “Registration Statement”). The Warrants will not be exercisable until the date that the Registration Statement is declared effective by the SEC and a prospectus or prospectus supplement is filed in connection therewith (the “Exercise Start Date’).  You may exercise your warrants at any time beginning on the Exercise Start Date until the expiration date.  We anticipate the that Exercise Start Date will be following the anticipated October 7, 2025 Distribution Date. The warrants are currently scheduled to expire on October 7, 2026, unless the Alternate Expiration Price Condition is met. If that condition is triggered by the stock trading at or above $18.60 for 20 trading days within any 30-trading-day period following the distribution date, then the warrants will expire at 5:00 p.m. New York City time on the business day immediately following the 20th qualifying trading day, unless the Company announces an alternate expiration date in accordance with the warrant agreement.

When can I trade my warrants?

We intend to apply for the warrants to be listed on the New York Stock Exchange to facilitate such trading, which may begin under ticker symbol BBBY WS on the first trading day following the Distribution Date. After the Distribution Date, BBBY shareholders can trade or exercise the warrants irrespective of whether they continue to hold or sell their shares of BBBY common stock.  However, because we anticipate the warrants will be listed for trading on the NYSE prior to the Exercise Start Date, we anticipate the warrants will be freely tradable in advance of the Exercise Start Date.

Disclaimers

Forward Looking Statements

This FAQ contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the anticipated warrant distribution, including: our expectations regarding the warrant dividend and distribution; the anticipated Distribution Date and Exercise Start Date for the warrant distribution; the filing of the Registration Statement covering the issuance of the warrant shares; the potential aggregate gross proceeds resulting from warrant exercises; the expected use of proceeds from any proceeds received from warrant exercises; that the warrant dividend and distribution is aligned with stockholder interests; the acceptance to trading of the warrants on the New York Stock Exchange; the price of those warrants and the existence of a market for those warrants; and the participation in the warrant distribution. These forward-looking statements are based on Bed Bath & Beyond, Inc.’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause Bed Bath & Beyond, Inc.’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. These risks include, but are not limited to market risks, trends and conditions. Risks relating to the warrant distribution include, but are not limited to: that the warrant dividend and distribution is not aligned with stockholder interests; the acceptance of trading of the warrants on the New York Stock Exchange, the price of those warrants and the existence of a market for those warrants; and stockholder participation in the warrant distribution. These and other risks are more fully described in Bed Bath & Beyond, Inc.’s filings with the Securities and Exchange Commission (“SEC”), including in the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2025 and June 30, 2025, and other filings and reports that Bed Bath & Beyond, Inc. may file from time to time with the SEC. Forward-looking statements represent Bed Bath & Beyond, Inc.’s beliefs and assumptions only as of the date of this press release. Bed Bath & Beyond, Inc. disclaims any obligation to update forward-looking statements.

No Offer or Solicitation

This FAQ is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The issuance of the warrants has not been registered under the Securities Act, as the distribution of a warrant for no consideration does not constitute a sale of a security under Section 2(a)(3) of the Securities Act. A Form 8-A registration statement and prospectus or prospectus supplement describing the terms of the warrants will be filed with the SEC and will be available on the SEC’s website located at http://www.sec.gov. Holders should read the prospectus supplement carefully, including the Risk Factors section included and incorporated by reference therein.

This FAQ contains a general summary of the warrants. Please read the warrant agreement when it becomes available and filed with the SEC in connection with the distribution date, as it will contain important information about the terms of the warrants, as it, and not this FAQ, will govern your rights with respect to the Warrants.

Conflict with Initial FAQs

On September 22, 2025, the Company announced the Warrant Distribution and published an initial set of questions and answers (the “Initial FAQs”).  To the extent information in these Supplemental FAQs is different from the Initial FAQs, these Supplemental FAQs supersede the Initial FAQs.